[Image]     Scudder Quality Growth Fund Profile                [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     October 1, 1996

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     1. What Is The Fund's Objective?

     Scudder Quality Growth Fund seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

     2. What Does The Fund Invest In?

     The Fund invests at least 65% of its total assets in the equity securities of seasoned, financially strong U.S. growth companies which are considered to be of above-average financial quality. These equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. The common stocks in which the Fund invests qualify, at the time of purchase, for one of the three highest equity ranking categories of Standard & Poor's (A+, A, or A-) or, if not ranked, are of equivalent quality as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. The Fund emphasizes well managed medium- to large-sized companies (annual revenues of $200 million or more and market capitalization of at least $300 million) with prospects for above average growth in earnings, cash flow or assets relative to the overall market as defined by the S&P 500. The Fund generally emphasizes investments in U.S. companies, although it may invest in foreign securities that meet the same criteria as the Fund's domestic holdings.

     3. What Are The Risks Of Investing In The Fund?

     Movements of the stock market will affect the Fund's share price, which is likely to vary from day to day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund's portfolio. In rising markets, the types of stocks emphasized in the Fund may underperform other sectors of the stock market. You incur principal risk because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term growth of capital and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Quality Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1995.

       Investment management fee                          0.70%

       12b-1 fees                                         None

       Other expenses                                     0.47%
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       Total Fund operating expenses                      1.17%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $12            $37               $64               $142

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on May 15, 1991, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

   6. How Has The Fund Performed Historically?


                      This chart shows how the Fund has performed since it commenced operations on May 15, 1991, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

BAR CHART TITLE:      Total returns for years ended December 31:
CHART DATA:                   1992        6.66%
                              1993       -0.01%
                              1994       -1.34%
                              1995       32.50%

                                                                   One Year      Life of Fund
                                                                   --------------------------
                      The Fund's Average Annual Total Return
                      for the period ended September 30, 1996        19.61%          14.26%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for the Fund's investment strategy and daily operation. Ms. Malter has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Bruce F. Beaty, Portfolio Manager, contributes expertise in technology, a role he has filled since the Fund's inception. Mr. Beaty joined Scudder in 1991 and has 15 years of investing experience. Michael K. Shields, Portfolio Manager, focuses on the Fund's healthcare stocks. Mr. Shields joined the Fund and Scudder in 1992 and has 14 years of experience in the financial industry.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000 ($500 for IRA's). Effective January 1, 1997, the minimum initial investment will be $2,500 ($1,000 for IRA's), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of $100/month is established. After January 1, 1997, a shareholder who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to investors as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder